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                                                                    Exhibit 10.3

                            MASTER SERVICES AGREEMENT
                                     BETWEEN
                                VIANT CORPORATION

                                       AND

                                  BLUETAPE LLC

         This MASTER SERVICES AGREEMENT ("Agreement") is made as of the Effective Date set forth on the cover of this document by and between VIANT CORPORATION, having its principal place of business at 89 South Street, Boston, MA 02111 ("VIANT") and the party whose name and address is set forth on the cover of this document as Customer ("Customer").

         WHEREAS, Customer wishes to engage VIANT to provide it with certain services as described in the applicable Work Order or Schedule of Deliverables and Payment Details (each as defined below) and the Exhibits, if any, attached thereto;

         WHEREAS, VIANT is willing to provide such services on the terms and conditions set forth in this agreement.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:


1. Definitions

         (a) "Confidential Information" shall have the meaning set forth in
Section 5(a) below.

         (b) "Course Materials" shall mean any and all reference manuals, student guides, demonstration software and other training materials provided by VIANT in connection with Training Services including, without limitation, materials provided by third party vendors to VIANT specifically for VIANT Training Services.

         (c) "Deliverables" shall mean any and all materials produced pursuant to this Agreement, including without limitation, those described in the Schedule of Deliverables and Payment Details attached hereto and incorporated herein as Exhibit A, and any and all inventions, creations, expressions, improvements, information, designs, drawings, specifications, instructions, software, data, Course Materials, computer programming code, reusable routines, computer software applications, any documentation relating to and any improvements on any of the foregoing, all on whatever media rendered and whether patentable or unpatentable.

         (d) "Framework Software" shall mean the software described in the Framework Software License attached hereto, if any.

         (e) "Services" shall mean the Consulting Services and/or Training Services (as defined in Sections 2(a) and 2(b) below, respectively) performed by VIANT for Customer under the terms of this Agreement, pursuant to and as described in a Work Order.

         (f) "Work Order" shall mean VIANT's standard form for ordering Services, which sets forth and describes the obligations of Customer and VIANT, including any Services to be performed by VIANT and all applicable fees. Unless otherwise specified on a Work Order, each Work Order shall be governed by the terms of this Agreement and shall be incorporated herein. VIANT shall, in its sole discretion, use Work Orders on a per project basis where the Services that VIANT is to perform and the Deliverables are specifically identifiable. Work Orders shall be in substantially the form attached hereto as Exhibit B.

         (g) "Work Product" means the results and proceeds of VIANT's Services hereunder, including


                                  Page 2 of 16
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without limitation, any and all Deliverables and all other materials provided to
Customer hereunder.

         (h) "Agreement" shall mean this Agreement, the attached Schedule of Deliverables and Payment Details, the attached Work Order and all other documents and agreements incorporated in, or attached as Exhibits to, the foregoing.

2. Services

         (a) Consulting Services. VIANT will provide consulting services as specified in the Work Order, according to the terms of this Agreement ("Consulting Services"). Customer shall have exclusive artistic and editorial control over the Deliverables, including without limitation, the implementation of content on any website and the design and look and feel of any website.

         (b) Training Services. VIANT will provide Customer with training courses if, and as, specified in the applicable Work Order ("Training Services"). Training Services shall only be available to Customer's employees and to contractors who have signed a non-disclosure agreement with VIANT that is at least as equally protective of VIANT's interests as this Agreement and which requires the contractor to use any information or training received only in conjunction with Customer's business.

         (c) Customer Obligations. Customer will provide VIANT with accurate information regarding its business and needs in connection with the Services in a timely fashion.

         (d) Changes to Services. All changes to Work Orders requested by Customer will be subject to VIANT's prior written approval. VIANT will notify Customer in writing of its acceptance or rejection of Customer's request. If VIANT accepts the requested change, the notification will be accompanied by an estimate of the additional costs and delays resulting from the requested changes. Customer will notify VIANT in writing of its acceptance or rejection of such estimate. If accepted, the terms of such estimate shall replace the relevant sections of the applicable Work Order.

         (e) Delays. In the event of: (i) a delay by Customer in performing any material obligation hereunder, (ii) any other material delay incurred as a result of Customer's actions, (iii) a dispute in good faith between the parties as to whether a particular Deliverable meets the relevant specifications, or
(iv) a delay due to any third party's act, failure to act or delay in performing any material obligation (for the purposes of this Section 2(e)(iv), a third party shall not include a subcontractor hired by Viant), the delivery of the remaining Deliverables shall be deemed postponed for an equivalent period and any time schedule set forth in the applicable Work Order shall be deemed amended accordingly. No such delay shall relieve or suspend Customer's obligation to pay VIANT under Section 3 below and, in addition to such payment obligations, Customer shall pay for any and all reasonable expenses incurred by VIANT in connection with any such delay provided that such expenses are pre-approved in writing by Customer.

         (f) Nonexclusive Services. VIANT's services under this Agreement shall be nonexclusive.

         (g) Employee and Subcontracting. VIANT may subcontract any and all of its Services hereunder to qualified third parties that have skills similar to those described in any VIANT proposal, subject to Customer's prior written approval. VIANT shall be fully and solely responsible for the compensation and performance of all of its employees and subcontractors hereunder and the filing of any and all returns and reports and the withholding and payment of all applicable state, federal and local wage tax, or employment related taxes relating to such employees and subcontractors. In the event of the removal or reassignment by VIANT of a VIANT employee assigned to perform Services hereunder, the person so reassigned or removed shall be replaced with a replacement employee who shall have substantially equivalent or better qualifications. In the event VIANT replaces any employees, there will be no charge to Customer for such replacement(s) while such replacement(s) acquire the necessary orientation. Customer may request that VIANT dismiss from performance of the Services under this Agreement any personnel of VIANT or its subcontractors for any reason and such dismissal shall be effected upon the consent of both parties, which consent shall not be unreasonably withheld. In such an event, VIANT shall provide a suitable replacement for such dismissed individual. In the event an employee or subcontractor of VIANT has completed his or her specified task, as part of the fixed time-fixed cost terms of the Services to be provided hereunder, said employee or subcontractor may be freely assigned by VIANT to another project ("rolled off" the project) and VIANT will:
(i) inform Customer of such employee or subcontractor's reassignment no less than one (1) week before the planned roll-off date; (ii) work with Customer to


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                        CONFIDENTIAL TREATMENT REQUESTED

develop and document a knowledge transfer process to be used to transfer any relevant knowledge to an employee of Customer, as selected by Customer; and
(iii) transfer responsibility for the task, via the knowledge transfer process, to the Customer employee if such employee has been identified at the time VIANT employee or subcontractor is "rolled off" the project or provide the knowledge transfer process documentation to Customer for training of the Customer employee assigned to the task in the future. VIANT shall permit employees of Customer and of any other entity controlled by, or under control with, Customer to be present, when reasonable, as observers while various tasks are being conducted and to consult with VIANT personnel regarding the Deliverables, provided, however, that such individuals have entered into a Non-Disclosure Agreement with VIANT and have committed to honor such Non-Disclosure requirements.

3. Fees

         (a) Consulting Services. In consideration for VIANT's performance of the Consulting Services, Customer shall pay to VIANT the fee(s) set forth in the applicable Work Order. Any additional Consulting Services that Customer requests and VIANT agrees to provide shall be provided on terms to be mutually agreed upon by the parties. If Consulting Services are to be provided on a fixed fee basis, the applicable Work Order must so indicate and must describe the scope and charges for such Consulting Services.

         (b) Training Services. If applicable and unless the applicable Work Order specifies otherwise, VIANT will provide Training Services based on a per student, per day charge plus materials basis. If Training Services are to be provided on a fixed fee basis, the applicable Work Order or Engagement Letter must so indicate and must describe the scope and charges for such Training Services.

         (c) Framework Software. Customer shall pay VIANT the license fees set forth in the Framework Software License, if any such license is attached hereto.

         (d) Expenses. Unless otherwise specified in the applicable Work Order, Customer shall reimburse VIANT for all reasonable travel, communications and out-of-pocket expenses (including, without limitation, transportation, communication, lodging and meal expenses) incurred in connection with VIANT's performance of the Services, provided that such expenses are consistent with Customer's expense guidelines which are attached hereto as Exhibit B. Customer shall also reimburse VIANT for all reasonable expenses incurred in connection with VIANT's procurement of any facilities not provided to VIANT by Customer provided that such expenses shall be subject to Customer's prior written approval.

         (e) Payment. Payment shall be made as indicated the applicable work order form.

         (f) Invoicing and Payment. VIANT will invoice Customer as indicated in the applicable work order. Payment of all invoices are due and payable within thirty (30) days of the invoice date, or as detailed in the attached SOW.
All payments made pursuant to this Agreement shall be made in U.S. dollars.

         (g) Taxes. Fees do not include any present or future sales, use, value added, excise or similar taxes applicable to the Services or associated expenses. VIANT will separately itemize any applicable taxes on each invoice, or in lieu thereof, Customer shall furnish VIANT a properly executed tax exemption certificate, if applicable. Customer shall be responsible for paying any applicable taxes later assessed by a government agency.

         (h) Interest & Charges.


         (i) If Customer does not pay invoices when due, VIANT may elect to charge interest on the unpaid amounts up to the then effective short term adjusted federal rate ("AFR") for annual compounding, as published in the Cumulative Bulletin by the United States Department of the Treasury.

         (ii) If Customer cancels or reschedules Training Services less than five (5) days before its scheduled start date, there will be a cancellation fee of fifty percent (50%) of the specified Training Services fee. Such cancellation fee shall be due and payable at the same time as the fee for the applicable Training Services.

4.  Proprietary Rights

         (a) [*]



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*  Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

In addition, VIANT hereby grants to Customer an unrestricted, irrevocable, nonexclusive, worldwide, fully paid up, perpetual license, with the right to sublicense, in and to all Work Product that is not Custom Deliverables. Customer hereby grants to VIANT an unrestricted, irrevocable, exclusive, worldwide, fully paid up, perpetual license, with the right to sublicense in and to any Deliverable created by VIANT during the performance of Services hereunder, that is of general applicability and not unique to the business of Customer provided that such sublicensees shall not have the right to sublicense, and provided further that VIANT shall not sublicense any aforementioned Deliverables to any individual or entity that competes in a material way with Customer or any of its affiliates. VIANT shall cause its sublicensees and subcontractors to enter into agreements consistent with this subsection.

         (b) [*] Subject to the restriction in the immediately preceeding sentence and VIANT's obligations of confidentiality with respect to Customer Confidential Information set forth below, Customer acknowledges and agrees that VIANT is generally in the business of providing consulting and integration services, and that VIANT may render such services for clients that are competitive with Customer or its affiliates.

         (c) VIANT shall cooperate fully in: (i) vesting in Customer the ownership of the proprietary rights to the Deliverables; and (ii) assisting Customer in obtaining patent, copyright, or any other intellectual property rights in the Deliverables and in maintaining and protecting Customer's proprietary rights, including, without limitation, executing any documents which Customer reasonably deems necessary for such purpose.

         (d) Title to all materials and documentation furnished by Customer to VIANT, including, without limitation, system specifications, shall remain with Customer. VIANT shall deliver to Customer any and all such materials, including all copies thereof on whatever media rendered, and including all relevant codes and documentation upon (i) Customer's request, (ii) completion of the Work Order, and (iii) the termination of this Agreement for any reason.

         (e) Nothing in this Agreement thereto shall, or is intended to, limit VIANT's ability to develop or enhance its products and services in any manner whatsoever, including the use of Residuals (as defined below), provided that VIANT does not disclose Customer Confidential Information. As used herein "Residuals" shall mean ideas, understandings and other information in non-tangible form which may be retained in the memory of persons who have access to Customer Confidential Information in connection with VIANT's performance under this Agreement. VIANT shall have no obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of Residuals. However, the foregoing shall not be deemed to grant VIANT a license under any Customer's copyrights or patents.

         (f) Both VIANT and Customer acknowledge that any breach of the provisions of this Agreement may cause irreparable harm and significant injury to an extent that may be extremely difficult to ascertain. Accordingly, both VIANT and Customer agree that the other party will have, in addition to any other rights or remedies available to it at law or in equity, the right to seek injunctive relief to enjoin any breach or violation of this Agreement.

5. Confidentiality

         (a) Defined. "Confidential Information" shall mean all information disclosed by either party to the other party in oral, written, machine-readable or any other form, which (i) is designated by the disclosing party as confidential, or (ii) has value because it is not generally known and the owner uses reasonable efforts to protect it or identify it in writing as confidential. Confidential Information also includes information that has been disclosed by a third party that is required to be treated as confidential. Confidential Information does not include any information which: (i) is or becomes a part of the public domain through no act or omission of the other party or the other party's employees, agents or independent contractors (collectively, the "Receiving Party"); (ii) was in the lawful possession prior to the

                                  Page 5 of 16


Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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disclosure and had not been obtained by the other Receiving Party either directly or indirectly from the Disclosing Party; (iii) is lawfully disclosed to the Receiving Party by a third party without restriction on disclosure;
(iv) is independently developed by the other party; or (v) is disclosed by operation of law. ALL Confidential Information shall remain the exclusive property of the discloser or its licensors. All Deliverables and Work Product shall be considered Confidential Information of Customer.

         (b) Preserving Confidentiality. Each party hereby agrees that it shall not use or disclose any Confidential Information received from the other party other than as expressly permitted under the terms of this Agreement or expressly authorized in writing by the other party. Each party shall use the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information of like nature, but in no circumstances less than reasonable care. Neither party shall disclose the other party's Confidential Information to any person or entity other than its officers, employees and independent contractors who are directly involved in performing the Services and have a specific need to know such information in order to effect the intent of this Agreement and who have entered into written confidentiality agreements with that party consistent with and no less restrictive than this Section 5.

         (c) Mutual Cooperation. Each party will notify and cooperate with the other party in enforcing the disclosing party's rights if it becomes aware of a threatened or actual violation of the disclosing party's confidentiality requirements by a third party. Upon reasonable request by the disclosing party, the Receiving Party will provide copies of the confidentiality agreements entered into with its agents or independent-contractors.

6. Indemnity, Warranty and Liability

         (a) Indemnity. VIANT will, at its expense, defend and indemnify Customer and any entity controlling, controlled by or under common control with Customer and the directors, officers, employees and agents of each of them from and against any and all claims, losses, liabilities, damages, claims suits, fees, judgments, costs and expenses (including, but not limited to, attorneys' fees) arising out of or in connection with the Deliverables or the provision of the Services hereunder, including, but not limited to, any claim that any Deliverable, Work Product, VIANT property, or other material furnished to Customer by VIANT infringes a copy-right or patent or violates another party's trade secret rights or other intellectual property right (an "intellectual Property Claim"). Notwithstanding the above, VIANT shall have no liability under this Section 6(a) for any claim of infringement based solely on (i) modifications, adaptations or changes to any Deliverable not made by VIANT, (ii) the combination or use by Customer of any Deliverable with any materials not furnished by VIANT, if such infringement would have been avoided by use of the Deliverable alone, or (iii) the use or incorporation of any materials or content supplied to VIANT by Customer. In the event any Deliverable or Work Product is held to, or VIANT believes is likely to be held to, infringe the intellectual property rights of a third party, VIANT shall have the right at its sole option and expense to (x) substitute or modify the Deliverable so that it is non-infringing, (y) obtain for Customer a license to continue using the Deliverable without restriction and without cost to Customer, or (z) require the return of the infringing Deliverable from Customer. If such return materially effects Customer's ability to utilize any Deliverable, then Customer may, at its option, and upon thirty (30) days prior written notice to VIANT, terminate the applicable Work Order and shall be entitled to recover the fees paid by Customer, if any, for such infringing Deliverable under the applicable Work Order, as well as any other Deliverable whose usefulness is materially affected by the inability to use such infringing Deliverable, prorated over a one-year period from the effective date of the applicable Work Order. If such return materially effects VIANT's ability to meet its obligations under the relevant Work Order, then VIANT may, at its option and upon thirty (30) days prior written notice to Customer, terminate the applicable Work Order and, contemporaneously with such termination, shall refund to Customer all fees, including but not limited to all reimbursement for costs and expenses, paid by Customer with respect to such infringing Deliverables as well as any other Deliverable whose usefulness is materially affected by the inability to use such infringing Deliverable. Customer shall, at its expense, defend and indemnify VIANT and any entity controlling, controlled by or under common control with VIANT from and against any and all claims, losses, liabilities, damages, claims suits, fees, judgments, costs and expenses (including, but not limited, to attorneys' fees) arising solely out of or in connection with (i) the combination or use by Customer of any Deliverable with any materials not furnished by VIANT, if such claim would have been avoided by use of the Deliverable alone, (ii) the use or incorporation of any materials supplied to VIANT by Customer, or (iii)


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the content of any website created by VIANT and maintained by Customer.

         (b) Indemnification Procedures. If either party becomes aware of a claim which may require indemnification, the indemnified party will promptly notify the other party in writing of the claim and will allow the other party to assume control of the defense and settlement of the claim provided that the indemnified party may assist in the defense at its own expense if it so chooses and any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent. The indemnified party will provide the other party with the assistance and information necessary to defend and settle the claim.

         (c) Warranty. Each party represents and warrants to the other party that it has the full power, right and authority to enter into and perform this Agreement with the other party. VIANT further represents and warrants that:

         (i) the Services will be performed in a professional manner, consistent with generally accepted industry standards;

         (ii) all Work Product produced under this Agreement shall be of original development and all VIANT Property shall be of original development or properly licensed to Customer, as the case may be, and all Work Product and VIANT Property shall not infringe upon or violate any patent, copyright, trade secret, trademark or other third party intellectual property right;

         (iii) VIANT has enforceable written agreements with all of its employees and subcontractors to be involved in any project under this Agreement assigning to VIANT (and its assignees and successors) ownership of all patents, copyrights, trade secrets and other proprietary rights created in the course of their employment or engagement; and

         (iv) the Deliverables will be designed and will operate in conformance with the terms and conditions of this Agreement and the specifications jointly agreed upon by Customer and VIANT, and will not violate any federal, state or local law or regulation.

          For any breach of the warranty provided in Section 6(c)(i) above, Customer's exclusive remedy and VIANT's entire liability shall be the re-performance of the Services. Customer must request such remedy from VIANT in writing not more than ninety (90) business days following final acceptance of the Deliverables. Customer warrants that it owns, or has the right to provide to VIANT, Customer's Confidential Information. EXCEPT AS SET FORTH IN THIS SUBSECTION 6(C), VIANT MAKES NO WARRANTY, EXPRESS OR IMPLIED, IN CONNECTION WITH THE SERVICES AND DELIVERABLES, INCLUDING THE RESULTS AND PERFORMANCE THEREOF, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

         (d) Limitation of Liability. THE MAXIMUM LIABILITY OF VIANT TO CUSTOMER FOR DAMAGES RELATING TO VIANT'S FAILURE TO PERFORM THE (A) CONSULTING SERVICES SHALL BE LIMITED TO REIMBURSEMENT OF THE TOTAL CONSULTING FEES PAID BY CUSTOMER TO VIANT PURSUANT TO THE APPLICABLE WORK ORDER AND (B) TRAINING SERVICES SHALL BE LIMITED TO REIMBURSEMENT OF THE TOTAL TRAINING FEES PAID BY CUSTOMER, IF ANY, PURSUANT TO THE APPLICABLE WORK ORDER. NOTWITHSTANDING THE FOREGOING, THE MAXIMUM LIABILITY OF VIANT TO CUSTOMER FOR DAMAGES FOR ANY AND ALL OTHER CAUSES WHATSOEVER, AND CUSTOMERS MAXIMUM REMEDY, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO REIMBURSEMENT OF THE TOTAL FEES PAID BY CUSTOMER TO VIANT PURSUANT TO THE APPLICABLE WORK ORDER. IN NO EVENT SHALL VIANT BE LIABLE FOR (X) ANY LOST DATA OR CONTENT, LOST PROFITS, BUSINESS INTERRUPTION OR FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING TO THE SOFTWARE OR THE SERVICES PROVIDED HEREUNDER, EVEN IF VIANT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR OTHERWISE FOR ANY SUCH CLAIM, OR (Y)


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FOR ANY DAMAGES OR COSTS ARISING FROM ANY THIRD PARTY'S ACTIONS, FAILURE TO
ACT, OR DELAY IN PERFORMING ANY OBLIGATION WHATSOEVER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, VIANT SHALL NOT BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGE. IN ADDITION TO ANY AMOUNTS PAID TO CUSTOMER BY VIANT PURSUANT TO THE TERMS OF THIS SECTION 6(D), VIANT AGREES TO REIMBURSE CUSTOMER FOR ITS REASONABLE COSTS AND ATTORNEY'S FEES INCURRED IN ENFORCEMENT OF THEIR RIGHTS HEREIN.

7. Term and Termination

         (a) Term. The term of this Agreement shall commence on the Effective Date shown on page 1 of this Agreement and shall continue until terminated pursuant to this Section 7.

         (b) Termination.

         (i) Either party may terminate this Agreement or any outstanding Work Order if the other party is in material breach of the terms of this Agreement or such Work Order and has not remedied the breach within thirty (30) days of written notice specifying the breach.

         (ii) If not earlier terminated pursuant to (i) above, this Agreement shall automatically terminate on June 30, 2002.

         (c) Effect of Termination. Upon termination of such Work Order, the following shall apply:

         (i) Services for such Work Order shall cease at that time.

         (ii) VIANT shall forward to Customer all Deliverables for which payment has been rendered.

         (iii) If the parties have disagreed as to the satisfaction of the specifications of any Deliverable, and that disagreement has not been resolved, the matter will be submitted to arbitration pursuant to the provisions of
Section 8(i) below. The arbitrators shall determine the fair market value of the Deliverable whereupon Customer shall remit that amount to VIANT and VIANT shall forward the Deliverable to the Customer.

         (iv) VIANT shall forward to Customer all Customer Confidential Information and all copies thereof.

         (v) Customer shall pay all amounts due and payable under this Agreement. With respect to Services provided by VIANT on a fixed fee basis, if any, Customer shall pay VIANT a portion of such fixed fee amount equal to the portion of the Services completed as of the date of such termination.

         (vi) All rights and obligations provided under Sections 3 (to the extent any fees or taxes remain unpaid or expenses have not been reimbursed), 4, 5, 6 and 8 shall survive such termination for any reason; provided that Section 5(b) shall survive for a period of three (3) years following such termination for any reason.

         (vii) Neither party will be liable to the other for damages, losses, costs or expenses whatsoever on account of such termination arising from or in connection with the loss of prospective sales, expenses incurred or investments made with the establishment, development or maintenance of either party's business.

         (viii) Termination will not affect any claim, demand, liability or right of Customer or VIANT made prior to such termination, except as described in Section (iv) above.

8. Miscellaneous

          (a) No Hiring. Both parties agree not to hire, or directly or indirectly solicit or employ, any employee of the other who is involved in the development, use or provision of Services to Customer prior to the date set forth on Exhibit B hereto for the initial delivery of the final Deliverable to Customer, and for twelve (12) months thereafter, without the prior written consent of the other party.

         (b) Assignment. Neither party shall assign, transfer or pledge this Agreement Without the prior written consent of the other party. For the purposes of this Section 8(b), without limitation, an assignment or transfer by VIANT requiring the prior written consent of Customer shall be deemed to have occurred (i) upon a merger or consolidation involving VIANT or a transfer of the capital stock of VIANT or (ii) if VIANT sells, assigns, conveys, transfers, leases or otherwise disposes of, in one transaction or a series of related transactions, all or substantially all of its property or assets used in connection with the performance of the Services. A merger or consolidation involving Customer shall not be deemed to require the prior written consent of VIANT. The consent of each party to any assignment shall apply only to the given instance, and shall not be deemed a consent to any subsequent act. Subject to the foregoing, this Agreement inures to the benefit of and is binding upon the successors and assignees of the parties hereto.

         (c) Relationship between the Parties. Neither Customer nor VIANT is a legal representative, agent, or a partner of the other. Each party will be solely responsible for payment of all compensation owed to its employees, as well as employment related taxes. Each party will maintain appropriate worker's compensation for its employees as well as general liability insurance,

         (d) Force Majeure. Except for obligations to pay money, neither party shall be liable for any failure or delay in performance of its obligations hereunder on account of strikes, riots, fires, explosions, acts of God, war, governmental action, or any other cause which is beyond that party's reasonable control.

         (e) Entirety. This Agreement and all applicable Work Orders and other documents incorporated herein constitute the complete agreement between the parties and supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. Subject to this Section 8(e) and Section 2(d) above, no other act, document, or usage, shall be deemed to amend or modify this Agreement or any Work Order, as applicable. It is expressly agreed that any terms and conditions of any prior communications between VIANT and Customer shall be superseded by the terms and conditions of this Agreement and the applicable Work Order and all other documents incorporated herein.

         (f) Severability. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

         (g) Beneficiaries. VIANT and Customer shall be a third party beneficiary of all confidentiality agreements contemplated by Section 5(b) above.

         (h) Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, excluding conflict of laws provision, applicable to agreements made and fully performed therein.

         (i) Settlement Attempt-Arbitration. Any and all claims, disputes, or controversies arising under, out of, or in connection with this Agreement or the breach thereof, (herein "dispute") shall be submitted to the chief operating officer of each party (or their designee) for a good faith attempt to resolve the dispute. The position of each party shall be submitted, and the individuals promptly thereafter shall meet at a neutral site. If the parties are unable to reach agreement within thirty (30) days following such meeting, then any dispute which has not been resolved within said thirty (30) days by good faith negotiations between the parties shall be resolved at the request of either party by final and binding arbitration, and neither party may terminate the Agreement based upon any such dispute except in accordance with the decision of the panel of arbitrators. Arbitration shall be conducted in Suffolk County, Massachusetts, by three (3) arbitrators. The arbitrators shall be knowledgeable in the commercial aspects of custom software development, Internet applications technical consulting services and copyright law and otherwise in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The parties shall select the arbitrators within fifteen (15) days after the receipt by the noticed party of the demand for arbitration delivered in the manner set forth herein for providing notice to the parties. If the arbitrators are not selected by the parties within said fifteen (15) days, then the American Arbitration Association shall select the arbitrators. The arbitrators shall make detailed written findings to support their award. The arbitrators shall render their decision no more than forty-five (45) days after the parties finally submit the claim, dispute or controversy to the panel. Judgment upon the arbitration award may be entered in any court having jurisdiction. As part of any award rendered the arbitrators shall determine the prevailing party on any claim or counterclaim and shall award to such prevailing party the costs and fees (including filing fees and other costs, as well as attorney consulting, accounting and expert witness fees) incurred by such party with respect to the claim or counterclaim on which such party prevailed.

         (j) Waiver. The failure by either party to enforce at any time any of the provisions of this Agreement, or to exercise any election or option provided herein, shall in no way be construed as a waiver of such provisions or options, nor in any way to affect the validity of this Agreement or any part thereof, or the right of either party thereafter to enforce each and every such provision.

         (k) Publicity. VIANT shall be allowed to use Customer's name on its customer lists and disclose the same to its present and potential customers after execution of this Agreement. Both parties may announce the execution of this Agreement without disclosing the terms thereof upon prior written approval of the other party. Any press release or other statement concerning this Agreement issued by either party shall require prior approval in writing of the copy by the other party.

         (l) Notice: All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid or transmitted by telegram, telefax or facsimile if confirmed by such mailing, to Customer and VIANT at their respective addresses set forth on page 1 of this Agreement. Either party may change its address or the individual designated to receive notice by written notice to the other.

         (m) Headings: The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect this meaning or interpretation of any provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have set forth their signatures as of the date first set forth above.

VIANT                                           CUSTOMER

By:             /s/ [illegible]                 By:    /s/ Morris Wheeler
      ---------------------------------               --------------------------
Name:           [illegible]                     Name:   Morris Wheeler
      ---------------------------------               --------------------------
Title:          CFO                             Title:  CEO Bluetape
      ---------------------------------               --------------------------
Date:           3/1/99                          Date: [illegible]
      ---------------------------------               --------------------------

             Exhibit A: Schedule of Deliverables and Payment Details

                                BlueTape/Viant
                        Deliverables and Payment Details


                                November 1, 1998

                                                CONFIDENTIAL TREATMENT REQUESTED

        Summary
        This document provides details around specific deliverables and milestones that BlueTape and Viant have agreed to tie to payments for our project. It is meant to function as an attachment to the Viant/BlueTape Master Services Agreement.

        Deliverables have been bundled into Releases: we have defined five (5) in total, variously: Sputnik; Earlybird; Mercury; Gemini; and Apollo. Subsequent to defining the releases we have agreed that Gemini and Apollo will be combined as one final release. A summary of the functionality contained in each release is detailed below. The main purpose of this document is to provide supporting detail to this summary.

                        Figure 1: Release Summary, Major Functionality

                                            [*]

        * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        Deliverables and Payment Details        -2-

                                                CONFIDENTIAL TREATMENT REQUESTED


        Deliverables and Payments

        Each Release has been tied to a target delivery date (see diagram below). Payments have been tied to successful delivery of these Releases. Viant plans to deliver on schedule, quality Releases that conform to the agreed upon specifications. Further, Viant, working closely with BlueTape, plans to successfully complete the agreed functional acceptance testing on or before these target delivery dates. BlueTape has committed to pay Viant the amounts specified below once user acceptance testing has been completed and final sign-off has been performed.

        We summarize the agreed upon target Release delivery dates and associated payment amounts below.

                  Figure 2: Release Target Dates and Anticipated Payment Stream
                                      [*]


        Deliverable Format
        Each deliverable within each Release may take one of more these forms:
        -       Documents (delivered in Microsoft Word 97 and/or Powerpoint)
        -       Knowledge transfer (combination of face-to-face discussion and necessary supplementary documentation, as appropriate)
        -       System set-up for the initial Sputnik release configuration and then set-up for incremental functionality in subsequent
                releases (e.g., commerce and advertising linkages)


* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        Deliverables and Payment Details        -3-

        Testing and the acceptance process

        We have jointly defined a simple process that facilitates testing, user acceptance and sign-off. We begin with definition of a number of terms.

        Unit Testing
        - Unit testing is designed to ensure that each code module is able to deliver its respective functionality. During each unit test, developers will self-test individual modules of code. For instance, using a single class to add a video into the database serves to isolate the code module in order to execute every branch of logic, to investigate boundary conditions, and to confirm exception handling.
        -       Unit testing is the sole responsibility of Viant

        Content / Creative Review
        - The content / creative review is designed to ensure that all creative elements and content have been successfully completed and added to the system. During these reviews, developers and sponsors will view each creative element, e.g. streaming director file, flash file, jpg, etc. to ensure that it meets agreed upon specifications.
        - Content/creative review is a joint exercise; creative leads from the Viant team and the Bluetape creative point person have joint responsibility and will manage the work effort to a successful conclusion

        Integration Testing
        - Integration testing tests across applications. This set of tests ensures that applications are inter-operating, exchanging information accurately, and functioning as specified. This is essentially end-to-end process testing for instance, if a new video is added in the content manager, does the updated information appear in the setlist maintenance console? Is it possible to delete information by using one application that would create errors in another application? Integration Tests will be conducted by performing a series of operations outlined in the test scripts. These test scripts will be created based on the functionality outlined for each application in its approved use case(s). Each test script will outline the step number, the action, the expected result(s) and whether the system passed the test step.
        - Integration testing will identify defects with functionality that differs from specifications as well as defects that deal with minor aesthetic concerns. We will classify errors using a simple defect scale and will record and manage defects in our issue tracking system.
         - Integration testing is principally a Viant responsibility, but BlueTape will participate in defining test cases and overseeing documentation of the testing process

        Acceptance Testing
        - The Acceptance Test validates that the Release functions as it was, or will be, defined in the Functional Specification Document approved by BlueTape. This testing will allow BlueTape to confirm that the system performs as specified. Once completed, formal-sign-off follows and indicates that the release has been completed and that payment is now due.
        -       Acceptance testing is principally a BlueTape responsibility

        - Releases will be considered accepted and signed-off if BlueTape determines that the Release meets the test acceptance criteria. In addition, BlueTape will be able to walk through/execute the Integration Test scripts to confirm that the system reflects the functionality described in the functional specification document.

Deliverables and Payment Details                -4-

The focus of acceptance testing will be to identify those defects that indicate that the system does not meet the predefined functional specification. Those defects deemed moderate to high priority will be fixed and a new Release will be created for further testing.

For process definition, acceptance testing and Sign-off Viant will nominate a single point of contact (the testing manager) BlueTape will also nominate a single point of contact who will work with the designated Viant testing manager to jointly define and approve the testing and acceptance process. This testing and acceptance process will be documented in writing by both parties in a detailed manner acceptable to both parties. Bluetape will communicate defects and perform sign-off through this single point of contact.

Below is an illustrative timeline that presents how the various testing and integration activities typically work together. This generalized structure will be customized for each specific Release.



Testing         M       T       W       Th      F       Sa      Su      M       T
Activity

- Unit Testing          X
  (Viant
  Developers)

- Content/                              X               X
  Creative Review
  (Viant,
  BlueTape)

- Integration                   X       X       X       X
  Testing                        Two Interim releases/day
  (Viant)                           Test windows : 7am - 11am
                                       and 1pm - 5pm
- Acceptance                                    X       X        X       X      X
  Testing                                                           Acceptance   Final
  (BlueTape)                                                        Testing      Changes
                                                                     Final        and
                                                                    Freeze       formal
                                                                                Sign off


Viant and BlueTape have mutually agreed that for major releases, five (5) days of acceptance testing will be allowed; for minor release, three (3) days have been agreed upon. Acceptance testing will commence when the Release is in large measure functionally complete.

Deliverables and Payment Details                        -5-

Joint Accountability
Both BlueTape and Viant are committed to success. However, circumstances may occur where, despite best efforts, either party may be unable to deliver on specific items as planned. We have detailed below a set of assumptions to help clarify the involvement and responsibilities of each party.

Activity                        Assumptions
--------                        -----------
Project          -      BlueTape executive management and Viant leadership will
Management              jointly steer and direct the entire project. Viant will
                        be responsible for Program Management for the whole
                        project and will also be responsible for managing all
                        work streams including partner work streams where Viant
                        has subcontracted with a Third party (such as with
                        Possible Worlds)

                 - Viant will utilize a Project Management process that will introduce a structure and rigor to ensure the project creates quality and adheres to declared timelines and milestones

                 - Viant Program Management will be responsible for coordinating and communicating among all different work streams

Functional       -      BlueTape executive management will be available on a
Requirements            regular basis to assist in fully defining and clarifying
                        business goals and functional requirements

                 - All team members are familiar with the impact that function changes will have on delivery and cost

                 - Limited changes to Functional Requirements may be necessary due to changing market conditions. To the extent that they do not become an impediment to progress, Viant will commit to estimating the size of the work effort and impact before committing to execute those changes

                 - A senior contact from BlueTape will be identified to accept responsibility for each key decision (in scope, out-of-scope, etc.) and for final Functional
                        Requirements sign-off

Technical        -      BlueTape executive management will be available on a
Requirements            regular basis to assist in defining and clarifying
                        business goals and technical requirements

                 - The tradeoffs between and 'ideal' technical solution and timely delivery are clearly understood by the team

                 - A senior contact from BlueTape will be identified to be responsible, in conjunction with the appropriate Viant person, for each key decision (in scope, out-of-scope, etc.) and for final Technical Requirements sign-off

Deliverables and Payment Details                -6-

Activity                        Assumptions
--------                        -----------
Sputnik Build    -      Since Sputnik is a market Pilot, it is understood that
                        time-to-market is the key driving factor

                 - Any substantial delays in procurement of hardware / software products, connectivity and other technical solutions from partners will affect project timelines

                 - The Technical Architecture document recommends various third-party technologies and components. These components have been suggested based on either prior evaluation or Viant first-hand experience. However, product functionality, bug fixes, new release dates and general customer support from third-party vendors cannot be guaranteed. Any major functionality delinquencies associated with third-party products will impact the overall project deadlines

Post Sputnik     -      Sputnik will undergo redesign and be extended and
Releases                enhanced in later Releases.

                 - At launch, Bluetape will offer Sputnik and will have the capability to launch additional channels leveraging reusable components and automation support (e.g., "wizards")

                 - Sputnik will be implemented as the first of a series of Releases. Major learnings from Sputnik will be applied to later Releases. This may include changes to some of the assumptions and potentially impact Sputnik timelines. All scope changes will be discussed before acceptance.

                 - Any delays in procurement of hardware / software products, connectivity and other technical solutions from partners are likely to affect project timelines

                 - The Technical Architecture document recommends various third-party technologies and components. These components have been suggested based on either prior evaluation or first-hand Viant experience. However, product functionality, bug fixes, new release dates and general customer support from third-party vendors cannot be guaranteed. Any major functionality delinquencies associated with third-party products will impact the overall project deadlines

                 -      All content encoding will be performed by BlueTape staff

Deliverables and Payment Details                -7-

Activity                        Assumptions
--------                        -----------
Music Choice            Downstream (Music Choice to BlueTape)
Integration      -      Music Choice will provide documentation and
                        personnel for on-demand support for demodulating
                        their signal and acquiring real-time song
                        attribute data in ASCII or equivalent form

                 - Website co-creation for context pages (surrounding text, graphics, and navigation)

                        Upstream (BlueTape to Music Choice)

                 - Music Choice will provide documentation and personnel for on-demand support for encoding Sputnik music streams in their digital format

                 - Only audio and attribute data will be encoded for Sputnik on Music Choice that is, Sputnik on Music Choice will not include ancillary data from Sputnik (e.g., lyrics) will only include attribute data (chyron)

                 - Music Choice will provide network transport resources necessary to up-link our signal to their service


Strategic and    -      BlueTape executive management will be available to
Business                assist in defining, clarifying and aligning business
Vision                  vision and assisting in key operating issues
Alignment

                 - Any major changes to the business vision during the "Launch" phase are likely to impact project timelines

                 - Any delays in major Strategic deals with other players in the industry may potentially impact project timelines

Financial        -      BlueTape will incur all costs associated with
                        partner consulting services except for the specific
                        services rendered by Possible Worlds as part of this
                        work effort

                 - BlueTape will incur all costs associated with purchasing third-party products (hardware, software, telecommunication costs, network connectivity) unless discussed otherwise

                 - BlueTape will support reasonable expenses for both in-town team members (typically, late night cab fares and dinners) and out-of town team members (hotel, air-fare, meals, etc.)

                 - Any specific item that needs to be purchased for the project will need to be explicitly approved by the BlueTape Project Leader. If the item value exceeds $1500 it will require explicit sign-off from the BlueTape CEO, or equivalent BlueTape authority

Marketing and    -      Any delays in major Marketing and Sales deals may
Sales                   potentially impact project timelines.

Operations       -      Timely setup of Operations (Core Functions) as outlined
(Organization,          in the Digital Operating Model are important to overall
etc.)                   BlueTape business rollout

Deliverables and Payment Details                -8-


Activity                Assumptions
--------                -----------
Testing & QA     -      Business users will be available on a regular basis
                        to appropriately test the applications during the QA
                        stage

                 - A single point of contact will be identified from within the BlueTape organization to review and sign-off all testing QA cycles

                 - System "bugs" discovered during the testing & QA phase will be classified into various severity levels. For example:

                        - Severity 1: Highest Severity Bug; Application is not functional; No work around exists

                        -       Severity 2: High Severity; Significant
                                functionality not working;

                        - Severity 3: Medium Severity; Major functionality not impacted, work around exists

                        -       Severity 4: Low Severity

                        - Severity 5: Lowest Severity Bug; Mostly visual, graphical, etc.

                 - Tradeoff between timely delivery and fixing "bugs" at a certain severity level will be determined at the appropriate point during the project

Roll-out         -      Initial roll-out for both initial and later Sputnik
                        Releases is assumed to be at a single physical location
                        (data center)

                 - Data Center support resources will be made available during the roll-out and planning stages

                 -      Appropriate levels of Customer Care support and Help
                        Desks will be established by BlueTape prior to any roll-outs

Management       -      All MIS systems (general ledger, AR, etc.) will be
Information             serviced through BlueTape's parent company
Systems

Legal            -      All issues pertaining to legal matters will be handled
                        by BlueTape staff


As we had during earlier phases of the project, an overall steering committee comprising Morris Wheeler, Aron Dutta and necessary members of their staff has been defined. This committee will meet to resolve any issues that appear intractable and will have final authority in resolving issues. Our current working arrangement is such that formally scheduled meetings are not anticipated, as tactical communication has been excellent. Should this situation alter, we will institute more formality to the project steering process.

Deliverables and Payments Details                -9-

                                                CONFIDENTIAL TREATMENT REQUESTED

Sputnik-Overview

[*]

Sputnik-Deliverable Details

Summary of Viant Deliverables

-        Sputnik production system with supporting documentation

         - Successful execution of approved QA test suite on all reference platforms

         -        Successful transfer of executables onto production environment

         - Machine-readable source code for all original software, artwork, and animations

         - Documentation and training suitable for BlueTape to commence production operations

                  - User manual

                  - Style guide

                  - Production workbench specification

         - Production environment hardware and third party and custom software setup(1)

         - Very limited production support during "burn-in" period (one week maximum) following acceptance of initial Sputnik release

Summary of BlueTape responsibilities

- Timely availability of licensed and unlicensed content (videos and copy)

-        Legal requirements, copy, and approval

-        ISP deal and premises secured

-        Production equipment and software acquired

-        Timely approval of all original and encoded content elements

-        Acquisition of sputnik URL (or acceptable alternative)

-        Production hardware and software verified by BlueTape personnel

--------------------
(1) Note - Viant standard operating procedure in these matters is limited to custom software installation.

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details                -10-


Presented below are deliverable details for various areas. We identify and then describe each deliverable, noting sign-off timing and "drop dead" dates for each deliverable, where appropriate. As can be see in the descriptive text, many of these drop dead dates involve initial decisioning or deliverables from BlueTape, which if not executed in a timely fashion will impact the final sign-off date.

Sputnik Application Deliverables


Deliverable         Description
-----------         -----------
   [*]                  [*]

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details                -11-

[*]



Sputnik Project Management  Deliverables

Deliverable                     Description
-----------                     -----------
Program Management              Manage and coordinate all development and
                                business activities for Sputnik release

Project Management              Manage overall Sputnik development effort and
                                related activities

Technical Requirement           Coordinate and create final definition of the
Definitions & Use Cases         overall Sputnik technical requirements and
                                functional specifications

Integration Testing             Define, manage and successfully deliver fully
                                tested applications

User Acceptance Testing         Review and test the system. Client to ensure
                                that the system is operating according to
                                specifications. Clients sign-off on the
                                completed product

Develop User Documentation      Create operating manuals, style guides, and
                                technical references that appropriately reflect
                                Sputnik's current system complexity


Sputnik Creative Deliverables

Deliverable                     Description
-----------                     -----------

[*]                            [*]


* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Deliverables and Payment Details          -12-

--------------------------------------------------------------------------------
User Experience             Develop materials (animations, information
                            architecture, behaviors) required to provide the
                            desired Sputnik user experience.
                            Viant will oversee the production and testing of
                            required Sputnik launch collateral and will ensure
                            that the collateral conforms to the pre-defined
                            UE architecture. Viant will, through a process of
                            creative reviews, obtain client sign-off prior to
                            final implementation.
--------------------------------------------------------------------------------
Documentation               Develop and deliver Style Guide that captures the
                            rules for developing content for the site.
--------------------------------------------------------------------------------
Sputnik Business Operations Deliverables
--------------------------------------------------------------------------------
Deliverable                 Description
--------------------------------------------------------------------------------
Guerilla Marketing          Design, and assist in rollout of Marketing Plan
--------------------------------------------------------------------------------
Web Hosting                 Identify and compare web hosting vendors and
                            provide support for BlueTape in selecting vendors
--------------------------------------------------------------------------------
Advertising                 Investigate outsourcing options for advertising
                              sales and fulfillment
--------------------------------------------------------------------------------
Financial                   Model Support Bluetape in revising the financial
                            model to include new advertising outsourcing
                            options, web-hosting options and revised revenue
                            information. Revise model to update cost information
                            (sourced by BlueTape)
--------------------------------------------------------------------------------
Ecommerce                   Investigate and research partnering opportunities
                            with ecommerce partners. Also, help define
                            Bluetape, short and long term objectives for
                            ecommerce strategy.
--------------------------------------------------------------------------------
Operational                 Ongoing support with regards to meetings,
                            confirming setups, and schedules, NDA's etc.
                            Assistance in equipment acquisition.
--------------------------------------------------------------------------------
Privacy and copyright       Jointly develop a Copyright and Privacy policy and
                            process for Sputnik. This task includes providing
                            support for both developing and implementing the
                            copy.
--------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -13-


[*]

This release will add functionality to the Sputnik baseline. We describe below additional deliverables that extend and enhance this baseline.

Summary of Viant Deliverables

o Enhanced Sputnik production system with supporting documentation including the following new features:

[*]

Summary of BlueTape Responsibilities

o     Arrangement with select eCommerce vendor in place by 9/11
o Licensing, acquisition, sourcing, data scrubbing, and data entry of ancillary content provided by BlueTape with specific data formats available by 9/14
o     BlueTape adoption of encoding portion of production process

--------------------------------------------------------------------------------
Earlybird Application
Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Sandbox Customer Support      This functionality will provide the ability to
                              site test new functionality to a limited audience.
                              The sandbox will also provide the ability to
                              track user feedback through a simple reporting
                              mechanism. Viant and BlueTape will generate the
                              functional specifications and will design, build
                              and unit test the application.
--------------------------------------------------------------------------------
Basic Content Targeting/DJ    This enhanced functionality will provide the
Console design                ability to create programming for more than one
                              channel. It will also provide the ability to
                              auto-generate setlists with slugs for ad spots. It
                              will be placed in the sandbox area for testing
                              during Earlybird. Initial scope will focus around
                              screen functionality and general design, but will
                              include other features such as preview. Viant and
                              BlueTape will generate the functional
                              specifications and will design the application.
--------------------------------------------------------------------------------

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -14-


[*]                           [*]

--------------------------------------------------------------------------------
Earlybird Project Management Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Program Management            Manage and coordinate all development and business
                              activities for Earlybird release
--------------------------------------------------------------------------------
Project Management            Manage overall Earlybird development effort and
                              related activities.
--------------------------------------------------------------------------------
Technical Requirement         Coordinate and create final definition of the
                              overall
--------------------------------------------------------------------------------

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Deliverables and Payment Details          -15-


--------------------------------------------------------------------------------
Definitions & Use Cases       Earlybird technical requirements and functional
                              specifications
--------------------------------------------------------------------------------
Integration Testing           Define, manage and successfully deliver testing of
                              updated and new applications and the completed
                              system
--------------------------------------------------------------------------------
User Acceptance Testing       Review and test the system. Client to ensure that
                              the system is operating according to
                              specifications. Client signs-off on the completed
                              product.
--------------------------------------------------------------------------------
Develop User                  Update operating manuals, style guides, technical
Documentation                 references, as appropriate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Earlybird Creative
Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Earlybird UE design           The user experience will be revisited and enhanced
                              to account for Velvet Rope, Sandbox, Ancillary
                              Content, and include eCommerce treatments, as
                              appropriate. This process typically consists of
                              iterative creative reviews and design mock-ups,
                              and a final creative sign-off
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Earlybird Business Operations Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Ecommerce                     Provide eCommerce outsourcing analysis and assist
                              with closing deal with retail fulfillment company
--------------------------------------------------------------------------------
Ancillary Content             Provide ancillary content sourcing support and
                              assistance. Help with negotiations. Support
                              operational process and rollout.
--------------------------------------------------------------------------------
Operational Support           Ongoing support with regards to meetings,
                              confirming setups, and schedules, NDA's etc.
--------------------------------------------------------------------------------
Advertising                   Continue to assist with outsourcing options for
                              advertising sales and fulfillment
--------------------------------------------------------------------------------
Financial Model               Continue to assist Bluetape model revisions
--------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -16-


Mercury

This release will add functionality to the Earlybird baseline. We describe below additional deliverables that extend and enhance this baseline.

Summary of Viant Deliverables

o Enhanced version of Sputnik production system with supporting documentation including the following additions

[*]

Summary of BlueTape Responsibilities

o     eCommerce fulfillment and settlement arranged by BlueTape
o     Timely approval of Mercury design by BlueTape
o Timely acquisition, encoding, and data entry of required content by BlueTape staff
o Responsibility for third party content validation source acquisition rested solely with BlueTape and needs to be completed by 10/9.
o     BlueTape operations autonomously executing music programming
o     MusicChoice deal and requirements need to be finalized by mid-October
      -- Technical requirements subject to evaluation and approval by Viant -- Special equipment to be provided by BlueTape or MusicChoice -- Content feeds to be provided, to Viant premises demarcation point

--------------------------------------------------------------------------------
Mercury Application
Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Sandbox functionality         Migrate tested and approved Earlybird Sandbox
migration                     functionality, i.e., Ancillary content, Basic
                              Content Targeting, etc. into Mercury system
--------------------------------------------------------------------------------
[*]                           [*]
--------------------------------------------------------------------------------

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -17-


--------------------------------------------------------------------------------
                              Functional specifications and will design, build
                              and unit test the application.
--------------------------------------------------------------------------------
[*]                           [*]
--------------------------------------------------------------------------------
Advanced System               This enhanced functionality will provide
Administration                additional capabilities to administrate the system
                              remotely
--------------------------------------------------------------------------------
Community (chat) and          Community (chat). This additional functionality
Personalization - Sandbox     will provide some component of community on the
                              site. Initial scope will be focused on chat. It will be placed in the Sandbox area for testing during Mercury. Initial scope will focus around screen functionality and general design

                              Personalization. This additional functionality will provide enhanced personalization services. It will be placed in the Sandbox area for testing during Mercury. Initial scope will focus around screen functionality and general design. Exact services have not yet been determined. Specific functionality will be detailed in a separate attachment once final decisioning has been completed. Candidate functional areas may include support for customization of "streams" or other functionality.
--------------------------------------------------------------------------------

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -18-


--------------------------------------------------------------------------------
[*]                           [*]
--------------------------------------------------------------------------------
Mercury object model design   The object model will be updated to reflect new
& changes                     functionality being added and/or tested. Viant and
                              BlueTape will generate the functional
                              specifications and will build the new model.
--------------------------------------------------------------------------------
Mercury                       See Figure 2: Release Target Dates and Anticipated
                              Payment Stream
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mercury Project Management Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Program Management            Manage and coordinate all development and business
                              activities for Mercury.
--------------------------------------------------------------------------------
Project Management            Manage overall Mercury development effort and
                              related activities
--------------------------------------------------------------------------------
Technical Requirement         Coordinate and create final definition of the
Definitions & Use Cases       overall Mercury technical requirements and
                              functional specifications
--------------------------------------------------------------------------------
Integration Testing           Define, manage and successfully deliver testing of
                              applications and completed system
--------------------------------------------------------------------------------
User Acceptance Testing       Review and test the system. Client to ensure that
                              the system is operating according to
                              specifications. Client signs-off on the completed
                              product.
--------------------------------------------------------------------------------
Update User Documentation     Update operating manuals, style guides, technical
                              references, as appropriate
--------------------------------------------------------------------------------

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Deliverables and Payment Details          -19-


--------------------------------------------------------------------------------
Mercury Creative Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Mercury UE Design             The user experience will be revisited to account
                              for new functionality. Browse, search, chat, and
                              personalization will be the principal UE
                              extensions. This process typically consists of
                              iterative creative reviews and design mock-ups,
                              and a final creative sign-off
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mercury Business Operations Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Ancillary Content             Support operational process and rollout, as
                              appropriate
--------------------------------------------------------------------------------
eCommerce                     Support operational process and rollout, as
                              appropriate
--------------------------------------------------------------------------------
Operational                   Support Ongoing support with regards to meetings,
                              confirming setups, and schedules, NDA's etc.
--------------------------------------------------------------------------------
Knowledge Transfer            Execute knowledge transfer sessions with
                              identified BlueTape operations personnel document
                              process as necessary to ensure smooth transition
--------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -20-


Gemini

Note: From a delivery perspective, we have combined Gemini and Apollo into one final release.

This release will add functionality to the Mercury baseline. We describe below additional deliverables that extend and enhance this baseline.

Summary of Viant Deliverables

o Enhancement of Sputnik production system with supporting documentation including the following additions

[*]

Summary of Bluetape Responsibilities

o     Timely approval of design and requirements by BlueTape

--------------------------------------------------------------------------------
Gemini Application
Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Additional Channels           This functionality includes the ability to
Support - Sandbox             program, design and operate additional channels
                              vis a vis Sputnik. It will be placed in the
                              sandbox area for testing throughout this stage.
                              Viant and BlueTape will generate the functional
                              specifications and will design, build and unit
                              test.
--------------------------------------------------------------------------------
Additional Channels           This functionality will ensure that additional
Integration with Sputnik      channels are well integrated, enabling core
                              components such as the content manager and digital library to be shared and reused.

                              Viant and BlueTape will generate the functional
                              specifications and will design, build and unit
                              test a Sandbox version
--------------------------------------------------------------------------------
Sandbox functionality         Migrate tested and approved Mercury Sandbox
migration                     functionality, i.e., All-Request, personalization,
                              content browsing and community (chat)
--------------------------------------------------------------------------------
[*]                           [*]
--------------------------------------------------------------------------------
Gemini object model design    The object model will be updated to reflect the
& changes                     new functionality being added and/or tested. Viant
                              and BlueTape will generate the functional
                              specifications and will build the new model.
--------------------------------------------------------------------------------
Launch                        See Figure 2: Release Target Dates and Anticipated
                              Payment Stream
--------------------------------------------------------------------------------

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Deliverables and Payment Details          -21-


Gemini Project Management Deliverables

--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Program Management            Manage and coordinate all development and business
                              activities for Gemini release.
--------------------------------------------------------------------------------
Project Management            Manage overall Gemini development effort and
                              related activities
--------------------------------------------------------------------------------
Technical Requirement         Coordinate and create final definition of the
Definitions & Use Cases       overall Gemini technical requirements and
                              functional specifications
--------------------------------------------------------------------------------
Integration Testing           Define, manage and successfully deliver testing of
                              applications and completed system
--------------------------------------------------------------------------------
User Acceptance Testing       Review and test the system. Client to ensure that
                              the system is operating according to
                              specifications. Client signs-off on the completed
                              product.
--------------------------------------------------------------------------------
Update User Documentation     Update operating manuals, style guides, technical
                              references, as appropriate
--------------------------------------------------------------------------------

Gemini Creative Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Gemini UE Design              The user experience will be revisited to account
                              for new functionality. This process typically
                              consists of two iterative creative reviews and
                                design mock-ups.
--------------------------------------------------------------------------------
"Uberbrand" design            The development and integration of a second
                              channel involves definition of an overall set of
                              "uberbrand" elements. The user experience will be
                              revisited to account for this
--------------------------------------------------------------------------------

                                                CONFIDENTIAL TREATMENT REQUESTED

Deliverables and Payment Details          -22-


Apollo

Note: From a delivery perspective, we have combined Gemini and Apollo into one final release.

This final Release will add functionality to the Gemini baseline. We describe below additional deliverables that extend and enhance this baseline.

Summary of Viant Deliverables

o A further enhanced version of Sputnik with supporting documentation including the following new elements -- Additional channels support in production -- Ad "banner" targeting service integration

[*]

Summary of BlueTape Responsibilities

o     Arrangement and requirements for ad banners in place by 11/15/98
o BlueTape premises and staff in place to receive physical technology environments
o Transportation and installation of environments arranged and paid for by BlueTape

Apollo Application
Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
[*]                           [*]
--------------------------------------------------------------------------------

[*]

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Deliverables and Payment Details          -23-


Apollo Project Management Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Program Management            Manage and coordinate all development and business
                              activities for Apollo in preparation for hand-off
                              to BlueTape
--------------------------------------------------------------------------------
Project Management            Manage overall Apollo development effort and
                              related activities in preparation for hand-off to
                              BlueTape
--------------------------------------------------------------------------------
Technical Requirement         Coordinate and create final definition of the
Definitions & Use Cases       overall Apollo technical requirements and
                            functional specifications
--------------------------------------------------------------------------------
Integration Testing           Define, manage and successfully deliver testing of
                              applications and completed system
--------------------------------------------------------------------------------
User Acceptance Testing       Review and test the system. Client to ensure that
                              the system is operating according to
                              specifications. Client signs-off on the completed
                              product.
--------------------------------------------------------------------------------
Update User Documentation     Update and turn over operating manuals, style
                              guides, technical references to BlueTape, as
                              appropriate
--------------------------------------------------------------------------------

Apollo Creative Deliverables
--------------------------------------------------------------------------------
Deliverable                   Description
--------------------------------------------------------------------------------
Apollo UE Design              The user experience will be revisited to account
                              for final new functionality. This process
                              typically consists of iterative creative reviews
                              and design mock-ups, with final creative sign-off.
--------------------------------------------------------------------------------

Deliverables and Payment Details          -24-


BlueTape Project Team

Anticipated Rolloffs* by Date (+/- 2 weeks)

--------------------------------------------------------------------------------
August            Smith, Steffens
--------------------------------------------------------------------------------
September         Haque, Haba, Jer, Tunnas
--------------------------------------------------------------------------------
October           Donigian, Haba
--------------------------------------------------------------------------------
November          Evans, Goldie, Grayson, Palmer, Rattner,
                  Adamjee, Smith
--------------------------------------------------------------------------------
December          Feldman, Keany, Forest
--------------------------------------------------------------------------------
January           Westlund, Frank, Maurer, Tamburro
--------------------------------------------------------------------------------

Anticipated Rolloffs* by Individual (+/- 2 weeks)

--------------------------------------------------------------------------------
Adamjee           November
--------------------------------------------------------------------------------
Donigian          October
--------------------------------------------------------------------------------
Evans             November
--------------------------------------------------------------------------------
Feldman           December
--------------------------------------------------------------------------------
Forest            December
--------------------------------------------------------------------------------
Frank             January
--------------------------------------------------------------------------------
Goldie            November
--------------------------------------------------------------------------------
Grayson           November
--------------------------------------------------------------------------------
Haba              September, October
--------------------------------------------------------------------------------
Haque             September
--------------------------------------------------------------------------------
Jer               September
--------------------------------------------------------------------------------
Keany             December
--------------------------------------------------------------------------------
Maurer            January
--------------------------------------------------------------------------------
Mikhaylov         November
--------------------------------------------------------------------------------
Palmer            November
--------------------------------------------------------------------------------
Possible Worlds   November
--------------------------------------------------------------------------------
Rattner           November
--------------------------------------------------------------------------------
Smith             August, November
--------------------------------------------------------------------------------
Steffens          August
--------------------------------------------------------------------------------
Tamburro          January
--------------------------------------------------------------------------------
Tunnas            September
--------------------------------------------------------------------------------
Westlund          January
--------------------------------------------------------------------------------

* These rolloff dates have been determined by evaluating each individual's responsibilities, assigned tasks and related delivery dates. While every effort has been made to ensure that these dates remain valid, unanticipated events may require us to modify them.

  We will ensure that these rolloffs will not put the project at risk; Both Viant and BlueTape are committed to a successful project outcome.

                          Exhibit B: Form of Work Order

VIANT
VIANT
89 South Street
Boston, MA 02111
http://www.VIANT.com

Work Order                                                            ISLO-31030
--------------------------------------------------------------------------------

This Work Order is incorporated into and governed by the Master Services Agreement number MSANumber dated June 21st, 1998 between VIANT, 89 South Street, Boston, MA 02111 ("VIANT") and Bluetape ("Customer").

1.    Consulting Services Description.
      Viant will lead the implementation of a series of five releases of both business operations and website functionality, (variously: "Sputnik", "Earlybird", "Mercury", "Gemini", "Apollo") as part of Bluetape's market pilot test. For each of these releases, Viant will act as "Lead Consultant", application development provider, creative development provider, offer business operations supplementation, and work closely with Bluetape executive management to ensure a successful project. Full details of these releases and Viant's specific deliverables can be found in the accompanying Viant/Bluetape Schedule of Deliverables and Payment Details document dated November 5th, 1998.

2.    Location where service are rendered.
      Primarily in Viant's New York Office

3.    Principal Contacts.
      The principal contact for Viant for this Work Order is Michael Keany. The principal contact for Customer for this Work Order is Morris H.
      Wheeler.

                                                CONFIDENTIAL TREATMENT REQUESTED

4.    Schedule.
      This Work Order will expire 01/31/99.

Charges for the Services.

--------------------------------------------------------------------------------
Consulting
 Category        Start Date      End Date       Duration     Rate     Total Cost
--------------------------------------------------------------------------------
 Category          6/21/98       01/11/99       Duration      NA          [*]
--------------------------------------------------------------------------------

Payment for Deliverables shall be made upon final acceptance of such Deliverables pursuant to the terms of the Schedule of Deliverables and Payment Details attached hereto as Exhibit A.

Invoices will be dated 30 days in advance of the above dates and are payable on a net 30 day basis. [*] in advertising on the Customer's site equal to such value based on the Customer's standard advertising rates. The [*] in advertising shall be allocated over three years in percentages per year to be determined by VIANT. All other terms related to this provision for advertising shall be agreed to by the mutual consent of the parties.

[*] cash royalty payments based on total net revenues by the Customer from all sources for the Customers fiscal years ending 12/31/99, 12/31/2000, 12/31/2001. The first payment shall be made 60 days after the end of the first 9 months and 60 days after the end of each quarter thereafter, in the aforementioned fiscal years. Customer's accounting records are to be audited by an independent CPA no more than once per annum, and, Viant reserves the right to inspect the customer's accounting records upon giving reasonable notice to customer no more than once per annum. Total royalty payments shall not exceed [*]

Additional Items:

      Customer to provide active, ongoing references in the form of introductions and qualifications with existing and prospective clients

      There will be an issuance of a joint press release announcing this partnership, (when appropriate as agreed by both parties), and future mentions of our joint partnership in press releases and press reports

      Customer commits to Viant that it shall be the "preferred partner" in its future OEM program for implementing the "OEM services" for Bluetape customers. Viant agrees to provide Customer with an additional 7.5% of Viant revenues generated directly from the implementation of the "OEM services" that were referred to Viant by Customer

      Customer to provide free subscriptions to all Bluetape channels rolled out within 1 year after final acceptance of the final Deliverable to Viant for the purposes of referring customers and demonstrating Viant's capabilities. These may take the form of "Hotlinks" to Customer's sites from the Viant homepage, and/or be bounded by time, passwords, or other appropriate controls

* Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Out of Pocket Expenses:
To be paid within 30 days of invoicing
Not to exceed 10% of total contract price without written permission from client To be itemized and described in the relevant invoice